Dear Shareholders:


The story for 1996 was energy. The Lexington Natural Resources Trust appreciated by 26.9%* for the year ending December 31, 1996, outperforming the broad based unmanaged Standard and Poor's 500 Stock Price Index which was up 22.9%.

    The key driving force behind the performance in 1996 was the strength of the oil service, natural gas, international oil, and the domestic oil sectors. The oil service sector was positively influenced by the increased day rates for drilling rigs. Consequently, with the increase in the price of crude oil that broke $25 a barrel in 1996, more rigs were utilized. Companies such as BJ Services, Diamond Offshore Drilling, Tidewater and Transocean Offshore, all benefitted from the heavy demand for their offshore rigs.

    Natural gas price increases positively impacted the portfolio with gas distribution companies such as Columbia Gas Systems and pipelines, such as Williams Companies all outperforming the market. In summary, the energy sector had the greatest impact on the Trust. It was a "demand" related domination, not one caused by tightness in supply, inflation or world crisis.

    Also contributing to the success of the Trust, was the agricultural related resource companies such as Pioneer Hi-Bred and DeKalb Genetics. The other natural resource sectors, such as precious metals, metals, forest products and environmental lagged the market.

    Our outlook for 1997 is positive on the natural resource sectors. We expect continued strong demand to positively affect the energy sectors, while a stronger economy and signs that inventory shortages in basic metals such as aluminum should help the portfolio in 1997. Forest products and the precious metals sectors appear to be bottoming out, represent good value and should perform better in 1997. Traditionally, natural resources are very sensitive to economic trends. We are optimistic about the upcoming year, especially if GDP growth increases 3 to 3.5% and the energy sectors continue to perform well. Our portfolio should perform well in that environment.

Results of Annual Meeting of Shareholders held November 5, 1996 (unaudited)

Total Outstanding Shares as of September 10, 1996: 2,236,323

1. Trustees Elected: S.M.S. Chadha, Robert M. DeMichele, Beverley C. Duer, Barbara R. Evans, Lawrence Kantor, Jerard F. Maher, Andrew M. McCosh, Donald
   B. Miller, John G. Preston, Margaret W. Russell and Phillip C. Smith

        For All Nominees: 1,914,620       Withheld Authority: 22,510

                                                          Votes       Votes
                                            Votes For    Against    Abstained
                                            ---------    -------    ---------
2. Selection of KPMG Peat Marwick LLP as
Independent Auditors ...................... 1,902,850     27,940      6,341

                                   Sincerely,






Robert M. DeMichele                           Frank A. Peluso
Portfolio Manager and President               Portfolio Manager
February, 1997                                February, 1997



                               CHART/BEGIN
         Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Natural Resources Trust and the unmanaged Standard & Poor's 500 Stock Price Index from 10/14/91 through 12/31/96
                                CHART/END


*26.89%,  9.94%  and  5.63%  are the one and five  year and  since  commencement
 (8/1/89) average annual standard total returns, respectively, for the period ended December 31, 1996. Prior to September, 1991, the Fund operated under a different name and investment objective. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results. Lexington Natural Resources Trust Statement of Net Assets (Including the Portfolio of Investments) December 31, 1996

Lexington Natural Resources Trust
Statement of Net Asssets
(Including the Portfolio of Investments)
December 31, 1996

(left column)

Number of                                            Value
  Shares               Security                    (Note 1)
------------------------------------------------------------
             COMMON STOCKS: 93.4%
             AGRICULTURE: 5.0%
  24,000     Dekalb Genetics Corporation ....... $ 1,221,000
  10,000     Pioneer Hi-Bred International, Inc.     700,000
                                                 -----------
                                                   1,921,000
                                                 -----------
             CHEMICAL PRODUCTS: 6.2%
  21,000     Avery-Dennison Corporation ........     742,875
  23,500     Monsanto Company ..................     913,562
  15,000     Praxair, Inc. .....................     691,875
                                                 -----------
                                                   2,348,312
                                                 -----------
             ENERGY SOURCES: 69.7%
  11,000     Anadarko Petroleum Corporation ....     712,250
  21,000     Apache Corporation ................     742,875
  14,500     B.J. Services Company1 ............     739,500
   5,600     British Petroleum Company Plc .....     791,700
  15,000     Burlington Resources, Inc. ........     755,625
   9,000     Chevron Corporation ...............     585,000
  15,400     Coastal Corporation ...............     752,675
  13,800     Columbia Gas System, Inc. .........     878,025
  12,000     Consolidated Natural Gas Company ..     663,000
  26,000     Cross Timbers Oil Company .........     653,250
  11,000     Diamond Offshore Drilling, Inc.1 ..     627,000
  16,200     Elf Aquitaine S.A. (ADR) ..........     733,050
   7,500     Exxon Corporation .................     735,000
   6,000     Halliburton Company ...............     361,500
  18,400     Noble Affiliates, Inc. ............     880,900
  17,000     Nuevo Energy Company1 .............     884,000
  35,000     Oryx Energy Company ...............     866,250
  16,000     Parker & Parsley Petroleum Company.     588,000
  12,500     Pennzoil Company ..................     706,250
  16,500     Pogo Producing Company ............     779,625
   4,300     Royal Dutch Petroleum Company .....     734,225
  10,000     Schlumberger, Ltd. ................     998,750
  10,000     Seacor Holdings1 ..................     630,000
  42,000     Snyder Oil Corporation ............     729,750
   8,600     Texaco, Inc. ......................     843,875
  16,000     Tidewater, Inc. ...................     724,000
   9,200     Tosco Corporation .................     727,950
  12,000     Transocean Offshore, Inc. .........     751,500
  37,500     Trizec Hahn Corporation ...........     825,000
  20,500     Ultramar Diamond Shamrock
               Corporation .....................     648,312
  23,000     Union Pacific Resources Group, Inc.     672,750
  25,000     Union Texas Petroleum Holdings,Inc.     559,375
  18,500     United Meridian Corporation1 ......     957,375
  17,000     Unocal Corporation ................     690,625
  20,400     Williams Companies, Inc. ..........     765,000
  30,000     YPF Sociedad Anonima (ADR) ........     757,500
                                                 -----------
                                                  26,451,462
                                                 -----------

(right column)

Number of                                              Value
  Shares               Security                      (Note 1)
--------------------------------------------------------------

               ENVIRONMENTAL TECHNOLOGY: 3.5%
    14,000     Ionics, Inc.1 ...................   $   672,000
    20,400     USA Waste Services, Inc.1 .........     650,250
                                                   -----------
                                                     1,322,250
                                                   -----------
               FERROUS METALS: 1.8%
    10,600     Aluminum Company of America .......     675,750
                                                   -----------

               PRECIOUS METALS: 7.2%
    78,000     Battle Mountain Gold Company ......     536,250
    47,000     Cambior, Inc. .....................     687,375
    23,500     Freeport McMoran Copper &
                 Gold "A" ........................     660,938
    19,200     Newmont Gold Company ..............     840,000
                                                   -----------
                                                     2,724,563
                                                   -----------

               TOTAL COMMON STOCKS:
                 (cost $29,710,894) ..............  35,443,337
                                                   -----------

               SHORT-TERM INVESTMENTS: 6.2%

               Other U.S. Government Obligations: 3.4%
$1,300,000     Federal Home Mortgage,
                 5.40%, due 01/02/97 .............   1,299,805
                                                   -----------

               U.S. Government Obligations: 2.8%
   100,000     Treasury Bills,
                 5.00%, due 02/06/97 .............      99,500
   800,000     Treasury Bills,
                 5.175%, due 12/11/97 ............     760,440
   100,000     Treasury Bills,
                 5.20%, due 12/11/97 .............      95,031
   100,000     Treasury Bills,
                 5.585%, due 08/21/97 ............      96,401
                                                   -----------
                                                     1,051,372
                                                   -----------

               TOTAL SHORT-TERM INVESTMENTS:
                 (cost $2,351,177) ...............   2,351,177
                                                   -----------

               TOTAL INVESTMENTS: 99.6%
                 (cost $32,062,071+) .............  37,794,514

               Other assets in excess of liabilities:
                 0.4% ............................     139,422
                                                   -----------

               TOTAL NET ASSETS: 100.0%
                 (equivalent to $14.29 per share
                 on 2,653,910 shares outstanding). $37,933,936
                                                   ===========

1Non-income producing security.
ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.

   The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Assets and Liabilities
December 31, 1996

Assets

Investments, at value (cost $32,062,071) (Note 1) .................. $37,794,514

Cash ...............................................................      61,958

Receivable for shares sold .........................................     117,560

Dividends and interest receivable ..................................      26,210
                                                                     -----------
     Total Assets ..................................................  38,000,242
                                                                     -----------


Liabilities

Due to Lexington Management Corporation (Note 2) ...................      30,233

Payable for shares redeemed ........................................         484

Accrued expenses ...................................................      35,589
                                                                     -----------
     Total Liabilities .............................................      66,306
                                                                     -----------

Net Assets (equivalent to $14.29 per share on
  2,653,910 shares outstanding) (Note 3) ........................... $37,933,936
                                                                     ===========
Net Assets consist of:

Paid-in capital-unlimited authorized shares of beneficial interest at no par value .................................................. $30,298,823

Accumulated net realized gain on investments (Note 1) ..............   1,902,670

Net unrealized appreciation of investments .........................   5,732,443
                                                                     -----------
     Total Net Assets .............................................. $37,933,936
                                                                     ===========

    The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statement of Operations
Year ended December 31, 1996

Investment Income
Dividends ..............................................  $ 406,922
Interest ...............................................     75,232
                                                          ---------
                                                            482,154
Less: Foreign tax expense ..............................      9,421
                                                          ---------
Total investment income ................................               $ 472,733

Expenses
  Investment advisory fee (Note 2) .....................    260,014
  Printing and mailing expenses ........................     48,200
  Accounting expense (Note 2) ..........................     21,645
  Directors' fees and expenses .........................     11,816
  Professional fees ....................................     10,315
  Computer processing fees .............................      7,420
  Custodian expense ....................................      5,560
  Registration fees ....................................      1,738
  Other expenses .......................................      3,040
                                                          ---------
    Total expenses .....................................                 369,748
                                                                      ----------
        Net investment income ..........................                 102,985

Realized and Unrealized Gain on Investments (Note 4)
  Net realized gain on investments .....................  2,033,892

  Net change in unrealized appreciation on investments .  4,072,007
                                                          ---------
        Net realized and unrealized gain on investments                6,105,899
                                                                      ----------
Increase in Net Assets Resulting from Operations .......              $6,208,884
                                                                      ==========

   The Notes to Financial Statements are an integral part of this statement.

Lexington Natural Resources Trust
Statements of Changes in Net Assets
Years ended December 31, 1996 and 1995

                                                                         1996             1995
                                                                      ----------       ----------
Net investment income .............................................  $   102,985      $    82,852
Net realized gain from investments ................................    2,033,892          513,678
Net change in unrealized appreciation on investments ..............    4,072,007        1,735,936
                                                                     -----------      -----------
      Increase in net assets resulting from operations ............    6,208,884        2,332,466

Distribution to shareholders from net investment income ...........     (125,875)         (71,225)

Increase in net assets from capital share transactions (Note 3) ...   14,895,680        1,067,096
                                                                     -----------      -----------
     Net increase in net assets ...................................   20,987,689        3,328,337



Net Assets:
  Beginning of period .............................................   16,955,247       13,626,910
                                                                     -----------      -----------
  End of period (including undistributed net investment income of
    $0 and $11,627, respectively) .................................  $37,933,936      $16,955,247
                                                                     ===========      ===========

  The Notes to Financial Statements are an integral part of these statements.

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1996 and 1995

Note 1-Significant Accounting Policies

    Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

    Federal Income Taxes It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Note 2-Investment Advisory Fee and Other Transactions with Affiliate

    The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms

Lexington Natural Resources Trust
Notes to Financial Statements
December 31, 1996 and 1995 (continued)

Note 2-Investment Advisory Fee and Other Transactions with Affiliate (continued)

of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of the Trust's average daily net assets. The investment advisory contract provides that the total annual expenses of the Trust (including management fees, but excluding interest, taxes, brokerage commission and extraordinary expenses) will not exceed the level of expenses which the Trust is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Trust are offered for sale. No reimbursement was required for the year ended December 31, 1996.

    The Trust also reimbursed LMC for certain expenses, including accounting costs of $21,645, which are incurred by the Trust, but paid by LMC.

Note 3-Capital Stock

    Transactions in capital stock were as follows:

                                                               Year ended                Year ended
                                                           December 31, 1996         December 31, 1995
                                                        ------------------------   ----------------------
                                                          Shares        Amount      Shares       Amount
                                                          ------        ------      ------       ------
    Shares sold ......................................  1,945,915    $25,001,397    559,893    $5,848,911
    Shares issued on reinvestment
      of dividends ...................................      8,844        125,875      6,325        71,225
                                                        ---------    -----------   --------    ----------
                                                        1,954,759     25,127,272    566,218     5,920,136
    Shares redeemed ..................................   (801,456)   (10,231,592)  (468,861)   (4,853,040)
                                                        ---------    -----------   --------    ----------
    Net increase .....................................  1,153,303    $14,895,680     97,357    $1,067,096
                                                        =========    ===========   ========    ==========

Note 4-Purchases and Sales of Investments

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 1996, excluding short-term securities, were $43,123,114 and $25,472,156, respectively.

    At December 31, 1996, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $5,951,309 and aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value amounted to $218,866.

Note 5-Investment and Concentration Risks

    The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which may affect the market and/or credit risk of the investments.

Lexington Natural Resources Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

                                                   ------------------------------------------------
                                                    1996       1995       1994      1993      1992
                                                   ------------------------------------------------
Net asset value, beginning of period ............  $11.30     $ 9.71     $10.30    $ 9.30     $9.01
                                                   ------     ------     ------    ------     -----
Income (loss) from investment operations:
  Net investment income .........................    0.05       0.06       0.04         -         -
  Net realized and unrealized gain (loss)
    on investments ..............................    2.99       1.58      (0.59)     1.01      0.29
                                                   ------     ------     ------    ------     -----
Total income (loss) from investment
  operations ....................................    3.04       1.64      (0.55)     1.01      0.29
                                                   ------     ------     ------    ------     -----
Less distributions:
  Dividends from net investment income ..........   (0.05)     (0.05)     (0.04)    (0.01)        -
                                                   ------     ------     ------    ------     -----
Net asset value, end of period ..................  $14.29     $11.30     $ 9.71    $10.30     $9.30
                                                   ======     ======     ======    ======     =====
Total return ....................................  26.89%     16.87%     (5.38%)   10.90%     3.22%
Ratios to average net assets:
  Expenses ......................................   1.42%      1.47%      1.55%     2.26%     2.31%
  Net investment income .........................   0.40%      0.56%      0.49%     0.08%     0.02%
Portfolio turnover rate ......................... 102.76%    149.18%     87.40%   114.44%    65.50%
Average commissions paid on equity secu-
     rity transactions* ......................... $  0.07          -          -         -         -
Net assets at end of period (000's omitted) ..... $37,934    $16,955    $13,627    $5,325    $1,926

*In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the current period but not for prior periods.

Independent Auditors' Report

The Board of Trustees and Shareholders
Lexington Natural Resources Trust:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
February 10, 1997

(left column)

-----------------------------------------------------------------

     Lexington
     Natural Resources Trust

     Investment Adviser
     --------------------------------------
     LEXINGTON MANAGEMENT CORPORATION
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663

     Sub-Advisor
     --------------------------------------
     MARKET SYSTEMS RESEARCH ADVISORS, INC.
     80 Maiden Lane
     New York, New York 10038

     Distributor
     ---------------------------------------
     LEXINGTON FUNDS DISTRIBUTOR, INC.
     P.O. Box 1515
     Park 80 West Plaza Two
     Saddle Brook, New Jersey 07663







     This report has been prepared for the information of the shareholders of Lexington Natural Resources Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.


-----------------------------------------------------------------

(right column)

                            ------------------------
                                    LEXINGTON
                            ------------------------

                            ------------------------
                                    LEXINGTON
                                     NATURAL
                                    RESOURCES
                                      TRUST

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1996



                               The Lexington Group
                                   of No Load
                              Investment Companies

                            ------------------------